UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 30, 2005
THE OILGEAR COMPANY
(Exact name of Registrant as specified in its charter)

Wisconsin	000-00822	39-0514580
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2300 South 51st Street Post Office Box 343924 Milwaukee, Wisconsin (Address of principal executive offices)		53234-3924 (Zip Code)
(414) 327-1700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On August 30, 2005, The Oilgear Company (the “Company”) issued a press release announcing that on August 30, 2005 the Company filed a Form 10-Q/A for the quarter ended June 30, 2005.
As stated in the press release, the financial statements included in the Form 10-Q/A include no changes in the Company’s 2005 year-to-date results of operation or financial condition from the information included in the previously filed Form 10-Q for the second quarter of 2005.
Also as stated in the press release, Nasdaq has confirmed that the Company is now in compliance with Nasdaq Marketplace Rule 4310(c)(14), and, accordingly, the Company’s securities are no longer subject to delisting. The fifth character “E” be removed from the Company’s trading symbol and the trading symbol for the Company be changed back to OLGR at the opening of business on September 1, 2005.
A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8–K.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits

Exhibit Number	Description

99.1	Press Release, dated August 30, 2005, stating that the company is no longer subject to possible Nasdaq delisting; filing of Form 10-Q/A.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE OILGEAR COMPANY

Date: August 30, 2005
	By:	/s/ David A. Zuege
David A. Zuege, President and Chief Executive Officer

THE OILGEAR COMPANY
(the “Registrant”)
(Commission File No. 000-00822)
EXHIBIT INDEX
TO
FORM 8-K CURRENT REPORT
Date of Report: August 30, 2005

Exhibit Number	Description

99.1	Press Release, dated August 30, 2005, stating that the Company is no longer subject to possible Nasdaq delisting; filing of Form 10-Q/A.